MERRILL LYNCH WORLD INCOME FUND, INC.

                  Supplement dated September 18, 2000 to the
           Statement of Additional Information dated March 31, 2000

     The section headed "Directors and Officers" beginning on page 16 is amended to include the following individual, who along with Vincent T. Lathbury, III, is primarily responsible for the day-to-day management of the Fund's portfolio:

          ROMUALDO ROLDAN (53) - Vice President and Co-Portfolio Manager(1)(2)
     - VicePresident of Merrill Lynch Investment Managers, L.P. (formerly
     MLAM) since 1998; Portfolio Manager of Merrill Lynch Investment Managers, L.P. since 1999; Senior Vice President, Santander Investments from 1995 to 1998.

Code #16103-09-00